UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 26, 2020

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $1 par value	DE	New York Stock Exchange
8½% Debentures Due 2022	DE22	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      Shareholder approval of the John Deere 2020 Equity and Incentive Plan

On February 26, 2020, the shareholders of Deere & Company (“Company”) approved the John Deere 2020 Equity and Incentive Plan (“Plan”) at the Company’s annual meeting of shareholders. The Company’s shareholders approved the Plan in accordance with the voting results set forth below under Item 5.07.

The material terms of the Plan were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on January 10, 2020 (“Proxy Statement”) under the caption “Item 4 – Approve the John Deere 2020 Equity and Incentive Plan,” and the full text of the Plan was filed as an appendix thereto.

The Plan allows us to grant our salaried employees a range of compensation awards based on or related to Deere common stock, including stock options, stock appreciation rights, restricted stock and stock units, performances shares and performance units, cash equivalent awards and substitute awards.

The total number of shares that may be issued under the Plan is the sum of (i) 11,608,061 new shares, plus (ii) the number of shares previously authorized for awards under the prior plan but not reserved for outstanding awards, plus (iii) any shares corresponding to awards under the Plan and the prior plan that are forfeited after the approval date. The Plan is scheduled to expire on December 31, 2030.

The above description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan set forth as Appendix C to the Proxy Statement and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amendment to Bylaws

On February 26, 2020, shareholders approved an amendment to the Company’s bylaws, effective immediately (the “Bylaw Amendment”). The amendment provides that courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal actions related to intra-corporate disputes involving the Company. The amendment does not apply to suits, including derivative actions, to enforce duties or liabilities created by the Securities Act of 1933, the Securities Exchange Act of 1934 or any other claim for which the federal courts have exclusive jurisdiction. Under the amendment, the Company retains the ability to consent to an alternative forum when its’ interests and those of shareholders are best served by permitting the dispute to proceed in a forum other than Delaware.

The foregoing description of the Company’s bylaws is qualified in its entirety by reference to the full text of the amended bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company annual meeting of shareholders was held on February 26, 2020.

(b)	The voting results for each matter submitted to a vote of shareholders at the Company’s annual meeting are as follows:

1.	Annual Election of Directors

The following directors were elected for terms expiring at the annual meeting in 2021:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non- Votes
Samuel R. Allen	235,352,231	4,355,624	400,643	38,009,714
Alan C. Heuberger	238,199,847	1,469,119	439,532	38,009,714
Charles O. Holliday Jr.	236,017,883	3,648,057	442,558	38,009,714
Dipak C. Jain	232,038,497	7,627,584	442,417	38,009,714
Michael O. Johanns	236,141,094	3,526,475	440,929	38,009,714
Clayton M. Jones	228,931,694	10,740,054	436,750	38,009,714
John C. May	238,593,975	1,088,580	425,943	38,009,714
Gregory R. Page	233,370,740	6,289,710	448,048	38,009,714
Sherry M. Smith	233,947,423	5,712,207	448,868	38,009,714
Dmitri L. Stockton	234,635,116	4,991,732	481,650	38,009,714
Sheila G. Talton	235,909,792	3,760,461	438,245	38,009,714

2.	Bylaw Amendment Proposal

The shareholders approved the Bylaw Amendment, which required the affirmative “for” vote of a majority of shares present in person or represented by proxy and entitled to vote on the proposal.

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
160,614,843	77,297,686	2,195,969	38,009,714

3.	Advisory Vote on Executive Compensation

The shareholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
227,804,039	11,283,687	1,020,772	38,009,714

4.	Approval of the John Deere 2020 Equity and Incentive Plan

The shareholders approved the Plan. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting was required to approve the proposed Plan.

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
230,910,298	8,353,156	845,044	38,009,714

5.	Ratification of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2020 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
267,122,547	10,287,769	707,896

6.	Shareholder Proposal—Board Ideology Disclosure Policy

A shareholder proposal requesting that the Board adopt a policy to annually disclose to shareholders a description of the minimum qualifications the Governance Committee believes must be met by a Board nominee, and each nominee’s skills, ideological perspectives and experiences in a chart or matrix form, as set forth in the Proxy Statement, failed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
2,706,555	235,859,449	1,542,494	38,009,714

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description of Exhibit

3.1	Bylaws, as amended February 26, 2020

10.1	John Deere 2020 Equity and Incentive Plan (Appendix C to Proxy Statement of registrant filed January 10, 2020, Securities and Exchange Commission File Number 1-4121*)
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ Todd E. Davies
Todd E. Davies
Secretary

Dated: February 28, 2020